EXHIBIT 99.2
                                 ------------

The Confirmation between the Counterparty and the Supplemental Interest Trustee

[LOGO OMITTED] BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:                 November 3, 2006

TO:                   Deutsche Bank National Trust Company, not in its
                      individual capacity but solely as Supplemental Interest
                      Trustee for Residential Asset Securitization Trust
                      2006-A14CB
ATTENTION:            Trust Administration - IN0614
TELEPHONE:            1-714-247-6000
FACSIMILE:            1-714-656-2626

FROM:                 Derivatives Documentation
TELEPHONE:            1-212-272-2711
FACSIMILE:            1-212-272-9857

SUBJECT:              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):  FXNEC8813

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential Asset Securitization Trust 2006-A14CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of October 1, 2006 among IndyMac MBS, Inc., as depositor, IndyMac Bank F.S.B., as seller and master servicer and Deutsche Bank National Trust Company, as trustee and supplemental interest trustee (the "Pooling and Servicing Agreement"). Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 2 of 18

Type of Transaction:                 Rate Cap

Notional Amount:                     With respect to any Calculation Period,
                                     the amount set forth for such period on
                                     Schedule I attached hereto.

Trade Date:                          October 25, 2006

Effective Date:                      October 25, 2006

Termination Date:                    February 25, 2011, subject to adjustment
                                     in accordance with the Business Day
                                     Convention.

Fixed Amount (Premium):

       Fixed Rate Payer:             Counterparty

       Fixed Rate Payer
       Payment Date:                 November 3, 2006

       Fixed Amount:                 USD 182,000

Floating Amounts:

       Floating Rate Payer:          BSFP

       Cap Rate:                     5.35000%

       Floating Rate Payer
       Period End Dates:             The 25th calendar day of each month
                                     during the Term of this Transaction,
                                     commencing November 25, 2006 and ending
                                     on the Termination Date, with No
                                     Adjustment.

       Floating Rate Payer
       Payment Dates:                Early Payment shall be applicable. The
                                     Floating Rate Payer Payment Dates shall
                                     be two Business Days preceding each
                                     Floating Rate Payer Period End Date.

       Floating Rate Option:         USD-LIBOR-BBA, provided, however, that if
                                     the Floating Rate determined from such
                                     Floating Rate Option for any Calculation
                                     Period is greater than 8.85000% then the Floating Rate for such

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 3 of 18


                                     Calculation Period shall be deemed to be
                                     8.85000%

       Designated Maturity:          One month

       Floating Rate Day
       Count Fraction:               30/360

       Reset Dates:                  The first day of each Calculation Period.

       Compounding:                  Inapplicable

Business Days:                       New York

Business Day Convention:             Following

3.   Additional Provisions:          1) Each party hereto is hereby advised
                                     and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Agreement relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or to Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement shall not apply to BSFP or to Counterparty.

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 4 of 18


(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

(h) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

      (a) Payer Representations. For purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty (as directed in the Pooling and Servicing Agreement and without independent investigation) will make the following representations: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

            (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

            (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

            (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 5 of 18


            does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

      (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

            The following representation will apply to BSFP:

                  BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

            The following representation will apply to the Counterparty:

                  Deutsche Bank National Trust Company represents that it is the Supplemental Interest Trustee under the Pooling and Servicing Agreement.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of any such payment, (a) the occurrence of an event described in
Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a)(i) and 4(a)
(iii) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 6 of 18



Party required to deliver    Form/Document/             Date by which to
document                     Certificate                Be delivered

BSFP and                     Any document               Promptly after the earlier of (i) reasonable
Counterparty                 required or reasonably     demand by either party or (ii) learning that
                              requested to allow the    such form or document is required
                             other party to make
                             payments under this
                             Agreement without
                             any deduction or
                             withholding for or on
                             the account of any Tax
                             or with such deduction
                             or withholding at a
                             reduced rate

(2) Other documents to be delivered are:

Party required
to deliver               Form/Document/                  Date by which to              Covered by Section 3(d)
document                 Certificate                     be delivered                  Representation

BSFP and                 Any documents required          Upon the execution            Yes
Counterparty             by the receiving party to       and delivery of this
                         evidence the authority of       Agreement and such
                         the delivering party or its     Confirmation
                         Credit Support Provider,
                         if any, for it to execute
                         and deliver this
                         Agreement, any
                         Confirmation, and any
                         Credit Support
                         Documents to which it is
                         a party, and to evidence
                         the authority of the
                         delivering party or its
                         Credit Support Provider
                         to perform its
                         obligations under this
                         Agreement, such
                         Confirmation and/or
                         Credit Support




Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 7 of 18


Party required
to deliver               Form/Document/                  Date by which to              Covered by Section 3(d)
document                 Certificate                     be delivered                  Representation

                         Document, as the case
                         may be

BSFP and                 A certificate of an             Upon the execution            Yes
Counterparty             authorized officer of the       and delivery of this
                         party, as to the                Agreement
                         incumbency and
                         authority of the
                         respective officers of
                         the party signing this
                         Agreement.

BSFP                     Legal opinion(s) with           Upon the execution            No
                         respect to such party           and delivery of this
                         and its Credit Support          Agreement and any
                         Provider, if any, for it        Confirmation
                         reasonably satisfactory
                         in form and substance
                         to the other party
                         relating to the
                         enforceability of the
                         party's obligations
                         under this Agreement.

BSFP                     A copy of the most              Promptly after request        Yes
                         recent annual report of         by the other party
                         such party (only if
                         available) and its Credit
                         Support Provider, if
                         any, containing in all
                         cases audited
                         consolidated financial
                         statements for each
                         fiscal year certified by
                         independent certified
                         public accountants and
                         prepared in accordance
                         with generally accepted




Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 8 of 18


Party required
to deliver               Form/Document/                  Date by which to              Covered by Section 3(d)
document                 Certificate                     be delivered                  Representation

                         accounting principles in
                         the United States or in
                         the country in which
                         such party is organized

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

               Address:   383 Madison Avenue, New York, New York  10179
               Attention: DPC Manager - 36th Floor
               Facsimile: 212-272-5823

      with a copy to:

               Address:   One Metrotech Center North, Brooklyn, New York 11201
               Attention: Derivative Operations - 7th Floor
               Facsimile: 212-272-1634

               (For all purposes)

      Address for notices or communications to the Counterparty:

               Address:   Deutsche Bank National Trust Company
                          1761 E. St. Andrew Place
                          Santa Ana, CA 92705
               Attention: Trust Administration - IN0614
                          Facsimile: 1-714-656-2626
                          Telephone: 1-714-247-6000

      (For all purposes)

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 9 of 18


(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

               BSFP appoints as its
               Process Agent:            Not Applicable

               The Counterparty appoints as its
               Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution that could qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      Counterparty: Not Applicable

(h) Governing Law. The parties to this ISDA Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Class 1-A-5

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 10 of 18


      Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(l) Waiver of Jury Trial. Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(m) Limited Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements (except for the Pooling and Servicing Agreement or any applicable Transaction Document or Section 8 of the ISDA Form Master Agreement (to the extent that Section 8(c) of the ISDA Form Master Agreement is applicable)). For the avoidance of doubt, the foregoing shall not be construed to limit any right of the parties under this Agreement in respect of Sections 2(a)(iii), Section 2(c), Section 6(e) or any other right arising under the ISDA Form Master Agreement to net amounts payable under this Agreement, whether under
      Section 2, Section 6, Section 11 or otherwise.

(n) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 11 of 18


(o) Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank National Trust Company (DBNTC), not individually or personally but solely as Trustee of the Counterparty, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by DBNTC but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on DBNTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall DBNTC be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Additional Termination Events: The following Additional Termination Events will apply:

(a) If a Ratings Downgrade has occurred and BSFP has not, within the time period specified therein, complied with paragraph 9 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

(b) Any Additional Termination Event that arises pursuant to the terms of the Reg AB Agreement (as defined in paragraph 10 below, under which BSFP shall be the sole Affected Party with respect to such Additional Termination Event).

9) Ratings Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "Ratings Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

      (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

      (ii)  deliver collateral, and an executed ISDA Credit Support Annex;

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 12 of 18


      (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

      (iv)  take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "Replacement Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

      (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

      (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

      (iii) take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"Moody's" means Moody's Investors Service, Inc.

"Rating Agency" means, each of S&P and Moody's

"Rating Agency Condition" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"Replacement Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P or "A3" by Moody's.

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 13 of 18


"Required Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.


10) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of March 7, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MSB, Inc. IndyMAC ABS and BSFP shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

11) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgement and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 14 of 18


            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 15 of 18


NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT OR ANY TRANSACTION COVERED HEREBY.

5.  Account Details and
    Settlement Information:     Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                Deutsche Bank Trust Co-Americas
                                New York, NY  10006
                                ABA Number: 021-001-033
                                Account Number: 01419663
                                Name: NYLTD Funds Control-Stars West
                                Re: IndyMac RAST 2006-A14CB Class 2-A-1

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 16 of 18


Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By: /s/ Annie Manevitz
    ---------------------------------
    Name: Annie Manevitz
    Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUSTEE FOR RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A14CB



By: /s/ Jennifer Hermansader
    ---------------------------------
    Name: Jennifer Hermansader
    Title: Associate



lm

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 17 of 18


                                  SCHEDULE I

(all such dates subject to subject to adjustment in accordance with the Business Day Convention)

                                                     Notional
From and including       To but excluding         Amount (USD)
------------------       ----------------        -------------
Effective Date           25-Nov-06               49,320,000.00
25-Nov-06                25-Dec-06               49,318,122.00
25-Dec-06                25-Jan-07               49,316,244.00
25-Jan-07                25-Feb-07               48,786,520.64
25-Feb-07                25-Mar-07               47,900,348.32
25-Mar-07                25-Apr-07               46,890,573.99
25-Apr-07                25-May-07               45,760,469.89
25-May-07                25-Jun-07               44,513,670.24
25-Jun-07                25-Jul-07               43,154,573.39
25-Jul-07                25-Aug-07               41,687,487.32
25-Aug-07                25-Sep-07               40,117,046.05
25-Sep-07                25-Oct-07               38,448,194.41
25-Oct-07                25-Nov-07               36,810,789.40
25-Nov-07                25-Dec-07               35,216,850.75
25-Dec-07                25-Jan-08               33,665,569.31
25-Jan-08                25-Feb-08               32,156,150.93
25-Feb-08                25-Mar-08               30,687,816.22
25-Mar-08                25-Apr-08               29,259,800.26
25-Apr-08                25-May-08               27,871,352.33
25-May-08                25-Jun-08               26,521,735.67
25-Jun-08                25-Jul-08               25,210,227.20
25-Jul-08                25-Aug-08               23,936,117.26
25-Aug-08                25-Sep-08               22,698,709.39
25-Sep-08                25-Oct-08               21,497,320.06
25-Oct-08                25-Nov-08               20,331,278.43
25-Nov-08                25-Dec-08               19,199,926.15
25-Dec-08                25-Jan-09               18,102,617.07
25-Jan-09                25-Feb-09               17,038,717.08
25-Feb-09                25-Mar-09               16,007,603.84
25-Mar-09                25-Apr-09               15,008,666.57
25-Apr-09                25-May-09               14,041,305.85
25-May-09                25-Jun-09               13,104,933.39
25-Jun-09                25-Jul-09               12,198,971.86
25-Jul-09                25-Aug-09               11,322,854.64
25-Aug-09                25-Sep-09               10,476,025.64
25-Sep-09                25-Oct-09                9,657,939.14

Reference Number: FXNEC8813
Deutsche Bank National Trust Company, not in its individual capacity but solely as Supplemental Interest Trustee for Residential
Asset Securitization Trust 2006-A14CB
November 3, 2006
Page 18 of 18


25-Oct-09                25-Nov-09                8,868,059.53
25-Nov-09                25-Dec-09                8,105,861.19
25-Dec-09                25-Jan-10                7,370,828.24
25-Jan-10                25-Feb-10                6,662,454.43
25-Feb-10                25-Mar-10                5,980,242.91
25-Mar-10                25-Apr-10                5,323,706.06
25-Apr-10                25-May-10                4,692,365.35
25-May-10                25-Jun-10                4,085,751.13
25-Jun-10                25-Jul-10                3,503,402.52
25-Jul-10                25-Aug-10                2,944,867.17
25-Aug-10                25-Sep-10                2,409,701.19
25-Sep-10                25-Oct-10                1,897,468.92
25-Oct-10                25-Nov-10                1,407,742.82
25-Nov-10                25-Dec-10                  940,103.31
25-Dec-10                25-Jan-11                  494,138.60
25-Jan-11                Termination Date            69,444.59